EXHIBIT 10.2

AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT

THIS AMENDMENT NO. 1 TO SHARE EXCHANGE AGREEMENT (this “Amendment”) is made and entered into as of June 6, 2016, by and among IT’S DIVINE, INC., a Delaware corporation (the “Company”), with offices at 140 Paya Lebar Road, AZ Building #09-26, Singapore 409015, HEALING TOUCH GLOBAL PTE. LTD., a Singaporean corporation (“HTG”), with offices at 140 Paya Lebar Road, AZ Building #09-26, Singapore 409015, and SING WEI LUNG, as appointed attorney-in-fact on behalf of the shareholders of HTG (“HTG Shareholders”) who are parties to that certain Share Exchange Agreement, dated May 31, 2016, with the Company and HTG (the “Exchange Agreement”). The Company, HTG and HTG Shareholders are each sometimes referred to herein as a “Party”and collectively the “Parties”.

R E C I T A L S

WHEREAS, the Parties desire to amend certain provisions of the Exchange Agreement as set forth below.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing premises and the respective promises and agreements of the parties set forth herein, the Parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Exchange Agreement.

2. Amendments.

Section 1.03 of the Exchange Agreement is hereby amended by deleting such section in its entirety and inserting in its place the following:

Section 1.03 Subsidiaries and Predecessor Corporations. Except as otherwise provided in this Section 1.03, HTG does not have any predecessor corporation(s), no subsidiaries, and does not own, beneficially or of record, any shares of any other corporation. HTG holds 81,000 ordinary shares of Spa Affinity Pte. Ltd., a Singaporean corporation (“Spa Affinity”), representing 45% of the issued and outstanding ordinary shares of Spa Affinity.

Section 3.02 (entitled Closing) of the Exchange Agreement is hereby amended as follows: (a) the reference to “June 7, 2016” therein is replaced with the reference to “June 17, 2016”; (b) reference to “14 days” therein is replaced with the reference to “7 days”; and (c) the reference to “June 21, 2016” therein is replaced with the reference to “June 24, 2016”.

Section 3.04 (entitled Termination) of the Exchange Agreement is hereby amended by replacing the reference to “June 7, 2016” with the reference to “June 17, 2016”.

1

3. Miscellaneous. Except as modified and amended pursuant to this Amendment, the Exchange Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The execution and delivery of a facsimile or other electronic transmission of a signature to this amendment shall constitute delivery of an executed original and shall be binding upon the person whose signature appears on the transmitted copy. This Amendment will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all the parties reflected hereon as signatories.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Amendment to be executed by their respective officers, hereunto duly authorized, as of the date first-above written.

IT’S DIVINE, INC. A Delaware corporation

By:	/s/ Sing Wei Lung
Name:	Sing Wei Lung
Title:	Chief Executive Officer

HEALING TOUCH GLOBAL PTE. LTD A Singaporean corporation

By:	/s/ Sing Wei Lung
Name:	Sing Wei Lung
Title:	Director

Pursuant to the authority granted to the undersigned in Section 8.13 of the Exchange Agreement, by execution of this Amendment below by the undersigned, the HTG Shareholders shall be deemed to have executed this Amendment as of the day and year first above written.

HTG SHAREHOLDERS

By:	/s/ SingWei Lung
Sing Wei Lung, as Attorney-in-Fact

2